Exhibit 99.1

24-Jan-2014
Independent Bank Corp. (Massachusetts)    (INDB) Q4 2013 Earnings Call

CORPORATE PARTICIPANTS
Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
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OTHER PARTICIPANTS

Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
David W. Darst
Analyst, Guggenheim Securities LLC
Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.
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MANAGEMENT DISCUSSION SECTION

Operator: Good morning and welcome to the Independent Bank Corp. Fourth Quarter 2013 Earnings Call. All participants will be in listen-only mode. [Operator Instructions] After today's presentation, there will be an opportunity to ask questions. [Operator Instructions]

This call may contain forward-looking statements with respect to the financial condition, results of operations and business of Independent Bank Corp. Actual results may be different. Factors that may cause actual results to differ include those identified in our annual report on Form 10-K and our earnings press release. Independent Bank Corp. cautions you against unduly relying upon any forward -looking statements and disclaims any intent to update publicly any forward-looking statements, whether in response to new information, future events or otherwise.

Please note this event is being recorded.

I would now like to turn the conference over to Christopher Oddleifson. Please go ahead.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Good morning, everyone and thank you, for joining us today. I am accompanied by Rob Cozzone, who has nicely settled into his new role as Chief Financial Officer. Rob will take you through our financial results and outlook following my comments. Our Chief Operating Officer, Denis Sheahan, is also with us today.

We ended the year with another solid quarterly performance. Core earnings in the fourth quarter amounted to $14.2 million, or $0.61 per share bringing full year earnings to $55.2 million, or $2.39 per share.

As I have said many times before, it is the consistency and quality of our results that we take most pride in. Our fundamentals continue to lead the way and reflect the growing power of the Rockland Trust brand throughout our markets. Our performances continue to by marked by robust origination volumes, diversified revenues, excellent credit quality, diligent expense control, a strong capital position and solid returns.

On an operating basis for the full year, EPS rose 11%. Commercial loan portfolio experienced organic growth of 7%. Core deposits increased by 8% organically. Noninterest revenues grew by 10%. Credit losses were very low at 19 basis points. Tangible book value continue to build, up another 7%. Return on assets came in at just about 1%.

This performance is even more noteworthy considering the challenging banking environment that persists, especially the heavy pressure on interest margins and ramped-up competitive intensity. At the same time, we continue to focus on sustaining long-term growth by steadily investing in our competitive strengths to enhance our market presence; business development & talent; and product array, and much was accomplished towards that end in 2013.

Among our most notable achievements were: Growing our core deposit households by 5% far out-pacing the Massachusetts' household growth rate of less than 1%; opening our first office in Boston, staffed by senior investment management and commercial banking personnel; fully assimilating our late 2012 Central Bank acquisition, which significantly increased our Greater Boston footprint; closing and converting our recent Mayflower Bank acquisition which strengthened our number one position in the key local market. It is worth noting that both these acquisitions are accretive and were completed without a capital raise.

Moreover, we continue to expand our electronic and mobile banking products in response to rapidly changing customer preferences. We connected five major marketing campaigns and have successfully led to expanded customer relationships and product usage.

We completed a major organizational realignment in sync with our larger size and growth plans. This included Rob promoted to CFO and Denis Sheahan becoming the Chief Operating Officer. These moves and others related to this were accomplished without a single outside hire, which speaks to the efficacy of our talent development program.

We have also proactively responded to a more demanding regulatory environment by stepping up our entire compliance program and subjecting ourselves internally to the more rigorous risk assessment standards intended for much larger banks.

Our performance and progress has been recognized in a number of ways by reputable third parties. Such designations include being named as the top SBA Lender in Massachusetts, top places to work by The Boston Globe, and top Commercial Lender in Massachusetts by the Banker & Tradesman. So I think it's fair to say that 2013 was another excellent year for the Rockland Trust franchise.

While we feel very proud of our track record and are confident of our future success, we are a grounded management team that takes nothing for granted. Beyond the macro headwinds that remain in strong force, the competitive challenges keep rising, large banks are regaining their stride and leveraging a considerable scale. The pace of switching banks by customers has stabilized. So we have to work that much harder to gain new business.

Our game plan is a simple one: To govern our strengths and target customer segments where we can win, our unwavering approach of discipline and customer focus have proven to be the winning formula for us and there is no reason to change course.
We feel we're in a nice sweet spot competitively, having the capability of the large regional national banks while being able to deliver the intimacy of a smaller community bank. While our overall approach is unchanged, we are certainly not standing pat. The key initiatives being led by Denis to take our business analytics and operational effectiveness to the next level is all part of meeting today's competitive challenges.

And my colleagues are up for the challenge and are determined to win the battle for the customers' hearts and minds by bringing incredible energy and enthusiasm to the task at hand. I'm grateful to each and every one of them. The age old maxim that organizations are only as good as the people inside them has never been truer.

I'd like now to spend a moment on a few more specifics on the general economic outlook. In terms of the Massachusetts economy the latter part of 2013 provided some mixed signals. Unemployment for the state raised above the national level to 7.1 % in November. However, close to our core market, unemployment in Boston, Cambridge and Quincy, the spot rate was 5.8% in November, very strong. This is tempered somewhat by the South Coast areas, New Bedford and Fall River, where unemployment exceeds 11%.

But on the positive side of the ledger, in December, Massachusetts had the best job growth, 10,000 jobs, since the dot-com era. Gross state product in Q3 was a robust 3.5%, far out-pacing the national rate. Massachusetts tax receipts are up; apartment values close to Boston are very strong, given demographic trends and the desire to rent. We actually have some concerns over apartment values.

Looking more closely at our customers' activity, generally, management prepared financial statements for 2013 showed increasing revenue. And our customers are anticipating a better year in 2014, although they're still just a bit hesitant.

We are seeing new construction in mixed used health facilities, commercial, some new-single family home developments and of course apartments. We're seeing some weakness in smaller retail outside the Boston area, although that may improve as the year goes on.

I think the real key here is employment and confidence, and significantly improved consumer balance sheets should also drive consumer spending and impact confidence. I think it's noteworthy that household debt service is at the lowest level on record, which is I think from 1980.

So we add all that up, what's our bottom line? Looking ahead to 2014, expectations are that the year will be better as it progresses. And so, Rob will describe our anticipated loan and earnings growth that reflect this slower start of the year and we really haven't built in an upside in the back half of the year that some economists are predicting, perhaps should that occur we'll do better than described.

Before turning over to Rob, I just want to end by saying that throughout the years, Denis and I, and now Rob, have recognized the importance of maintaining a healthy dialogue with the investment community. We really learn a lot from our conversations with our owners and our prospective investors and analysts, and we really take to heart much of the feedback. That reinforces the sense that we're on the right path to growing shareholder value. We fully understand our roles as stewards of capital invested in us and look forward to continuing to earn your loyalty and support. Thank you.

Rob?

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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
Thank you, Chris, and good morning. I'll now review the earnings for the fourth quarter and full year in more detail.

Independent Bank Corp. reported net income of $10.6 million and GAAP diluted earnings per share of $0.45 in the fourth quarter of 2013. This compared to net income of $14.7 million and GAAP diluted earnings per share of $0.64 in the third quarter.

Both quarters included items that the company considers to be non-core including $0.17 of M&A expenses in the current quarter along with some minor gains on securities sales and life insurance proceeds. Excluding those items, operating diluted earnings per share were $0.61 in the fourth quarter compared to $0.63 in the third quarter. For the full year in 2013, operated diluted earnings per share improved by 11% and were a record for the company at

$2.39.

On an operating basis, the return on average assets was 0.94% and the return on average equity was 9.81 % for the quarter.

As Chris mentioned, the Mayflower acquisition closed on November 15, and the branches and systems were fully converted that weekend. The integration has gone very well and cost savings targets have already been achieved. As a result, we are on track to deliver immediate earnings accretion. Within the press release, you'll see a summary of the assets and liabilities acquired as well as an additional schedule to help you better understand organic loan and deposit growth rates for the quarter and the year.

Not surprisingly, Mayflower's balance sheet was very clean. On a fair value basis, 64% of the loan portfolio was consumer real estate with the remainder being primarily commercial real estate, and almost 70% of the deposit book is core.

Total loans including the acquisition increased 3.6% during the quarter and were up about 1% organically. Organic growth continues to be driven by the commercial book, which is up almost 7% for the quarter annualized and for the year as well.

Good closing volumes during the fourth quarter were partially offset by a couple of large pay offs. However, these pay offs were not due to competitive pricing, but rather improving economic conditions, resulting in increased asset values for real estate investors. We believe this type of activity is a positive sign for the regional economy.

The approved commercial loan pipeline ended 2013 at $244 million, which is down from the third quarter, but is still very strong when compared to previous year ends. Frankly, we were expecting a little better closing volume in the fourth quarter, but some deals were pushed past year-end, which bodes well for Q1 .

Consumer real estate loans (mortgage and home equity) when excluding the acquisition were down 1.4% during the quarter, as total originations have declined in line with industry trends and conforming 30 year product continues to be sold. The average yield on the loan portfolio only declined one basis point in the quarter as the benefit of a high yield curve has begun to materialize.

Total deposits excluding the Mayflower acquisition were essentially flat for the quarter as seasonal outflows offset new customer acquisition. With a large cash position at the end of the third quarter, there wasn't much need for additional deposit funding. However, as Chris mentioned, organic core deposit growth for the year was excellent at 8%. The total cost of deposits remained flat at a low 23 basis points for the quarter and our total cost of funds declined 3 basis points to 42 basis points for the quarter, as $50 million of Federal Home Loan Bank advances matured during the quarter and the full benefit of the sub-debt that re-priced in the middle of the third quarter was realized.

The securities portfolio excluding the acquisition increased by $27.8 million in the fourth quarter as the Company continued to deploy liquidity. Offsetting purchases of agency mortgage-backed securities in the quarter was the sale of the Company's only two private label mortgage-backed securities. The average yield on the securities portfolio increased one basis point to 2.67 % in the fourth quarter. The approximately $80 million of securities that came over with the Mayflower acquisition was comprised mostly of agency debt and agency mortgage-backed securities.

As expected, the net interest margin stabilized in the fourth quarter and at 3.45% was two basis points higher than the third quarter. The margin has benefited from the deployment of liquidity, the stabilization of asset yields resulting from higher and medium-term rates and the restructuring of borrowings. Barring any significant changes in rates, we expect the margin to level-off going forward. And as previously stated we remain positioned for rising rates.

Overall, asset quality improved during the quarter. Net charge-offs were higher as expected and included a loss on the commercial real estate credit was previously provided for in the third quarter. And beyond that, delinquencies, NPAs and NPLs were all lower.

This positive trend accompanied by improved historical loss experience and better regional economic conditions led to a slightly lower allowance at the end of the y ear. As Chris mentioned net charge-offs for all of 2013 were only 19 basis points and were lower than originally forecasted.

Noninterest income on an operating basis decreased 2% versus a very strong third quarter, as solid increases in deposit fees and investment management income were offset by decreases in mortgage banking income and loan level swap income, both of which were a bit lower than we had anticipated.

We continue to be very pleased with the progress we have made in growing the fee income category over the past few years and it remains a focus for us. Noninterest expense was well contained and on an operating basis increased 3% for the quarter reflecting the addition of Mayflower, higher loan workout costs, and as expected, an increased advertising spend.

The $6.2 million of M&A charges related to Mayflower was consistent with our expectations. Strong core earnings for the quarter offset the dilutive capital impact of the May flower acquisition and as a result capital ratios and tangible book value per share were essentially flat for the fourth quarter.

I will now turn to earnings guidance for 2014. We always try to provide you with our expectations of future performance along with quarterly updates as the year progresses. Before I provide our earnings per share guidance for 2014, I would like to remind you that the tax credit recognition period for one of our new market tax credit awards ended in 2013. As a result, our effective tax rate is expected to rise in 2014 to about 30% which will negatively impact earnings per share.

Based upon an anticipated 2014 effective tax rate of about 30%, we anticipate the 2014 diluted earnings per share will be in a range between $2.42 and $2.52. As a reminder, our first quarter usually trends notably below the fourth quarter due to a variety of factors including fewer days, high employee benefits expense and increased marketing expense.

Key assumptions in our 2014 outlook include the following: Total loans grew organically by less than 2% in 2013, as low mortgage rates in the first half of the year resulted in high prepayment rates for our consumer real estate portfolios. With lower prepayment rates expected in 2014, we anticipate total loans will grow by 4% to 5%. Much of this growth will continue to come from the commercial portfolio. We are focused on maintaining a favorable deposit mix and will continue to emphasize core deposit growth over absolute growth in 2014. As such, we expect total deposits to grow 2% to 3% in 2014.

The net interest margin is expected to stabilize in 2014 and should range from the mid-to-low 3.40%'s. However, substantial relief in the net interest margin won't come until short rates rise.

Following strong performance in 2013 in terms of asset quality, the outlook is expected to be stable. As a result, the provision for loan loss is anticipated to be in the range of $11 million to $14 million versus $10.2 million in 2013, and net charge-offs are expected to be $9 million to $12 million versus $8.8 million in 2013.

Noninterest income is anticipated to grow 3% to 4% in 2014, as continued growth in our core customer base should lead to strong improvement in deposits and interchange revenue and our consistent focus on growing our investment management business, including the addition of the Boston office, is expected to contribute to double- digit growth in related revenue. These growth areas will be partially offset by a reduction in mortgage banking income.

Noninterest expense will be well contained as indicated and is expected to increase 3% to 4% inclusive of a full year of added Mayflower expense. We will continue to look for ways to improve the efficiency ratio via positive operating leverage and we expect the 2014 efficiency ratio to be 1% to 2% lower than 2013. However, we will also continue to invest prudently in those areas that we anticipate will improve long-term profitability.

Finally, on capital, we expect capital to continue to grow, with tangible common equity unadjusted increasing to a range of 7.25 % to 7.5% by the end of 2014.

That concludes my comments. Chris?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Okay. Thank you, Rob. Operator, we can open it up to questions.

QUESTION AND ANSWER SECTION

Operator: We will now begin the question-and-answer session. [Operator Instructions] Our first question comes from Mark Fitzgibbon of Sandler O'Neill & Partners. Please go ahead.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Hey, guys. Good morning.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Morning.
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
Hi, Mark.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
The first question I have for you Rob -- you mentioned the new market tax credit, some of it burning off in 2013. Did the remainder of it sort of burn off during the course of 2014 or is that all out of the numbers for the tax rate right here in 1Q?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
The one award that we're speaking to -- these tax credits, we're going to benefit over a seven -year period, Mark, and so the award that we received in 2007, we finished recognizing the benefit for that award in 2013. And so that particular award will end this year and so we won't be getting the benefit of that in 2014.

The remainder of our awards are scattered throughout the next several years and so should we not receive any additional awards, those will gradually fall off in the coming years. There's a schedule in our 10-K that details the awards we received and how they're scheduled to amortize over time, and so you'll see that in the upcoming 10-K as well.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Okay. And then secondly, I wondered if you could discuss with us the timing of recognizing all the cost synergies on Mayflower.
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp

We're pretty much there, Mark. We have already closed the branches we had expected to close, four branches out of the eight branches. All of the staff is out. The systems are converted. So by the end of 2013, we had already really got all of the cost savings out there. There should be minimal that carries over into 2014.

Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Okay. Thank you. And then lastly, I wondered if you could just sort of comment on the competitive environment as it relates to commercial loans, particularly pricing trends that you're seeing out there.
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
Yeah, sure. It continues to be very competitive as you can imagine. As Chris said, we continue to find that we are uniquely positioned in a number of different areas. One area where we're seeing a lot of success in particular now is in construction. We have a lot of expertise in the construction area and we never exited construction through the crisis. So a lot of borrowers in that business have lots of confidence in us.

The new asset-based lending group that's been a couple of years now is having a lot of success and winning some good deals and our now kind of official location in Boston is also helping. But competition is certainly stiff. From the smaller institutions, we see both pricing and terms being somewhat relaxed, the larger institutions are particularly competitive on those high quality relationships.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Great. Thank you.
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
We are sticking to our discipline.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP
Thank you, Rob.
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
Yeah.
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Operator: And the next question comes from David Darst with Guggenheim Securities. Please go ahead.
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David W. Darst
Analyst, Guggenheim Securities LLC
Hey, good morning.

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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
Good morning.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Hi, David.
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David W. Darst
Analyst, Guggenheim Securities LLC
Chris, I guess it feels like a lot of the run-off in some of these loan categories that you've been deemphasizing should be complete and that with your commercial banking trends, we should begin to see more of a lift in loan growth. Do you have any comment on your perspective?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Well, when you say the run-off, you're talking about the run-off in the resi portfolio?
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David W. Darst
Analyst, Guggenheim Securities LLC
Correct. Resi and some of the - and just other category.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Yeah, and the other which is with our indirect auto portfolio which is virtually gone now, while the resi portfolio, we're expecting that to run-off to continue somewhat, but sort of diminishing its rate. And again, in the commercial portfolios we're actually anticipating a fairly decent organic growth of...
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
Yeah, about - it's very similar to this year David. We think commercial will grow. Our assumption on residential is that that will continue to amortize down to the tune of $5 million a month. We are looking at some portfolio programs that could offset some of that run-off.

But in terms of growth from an historic perspective, we don't have the traction on the home equity book that we've had over the past couple of years, just because that the refi market has dried up. So the growth rate in home equity certainly declined significantly in 2012. We're expecting a bit of an increase in - I'm sorry 2013, we're expecting a bit of an increase in 2014, certainly not to the extent that we saw in prior years.
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David W. Darst
Analyst, Guggenheim Securities LLC

Okay. And then it seems like you really built-out a well-rounded franchise around Boston and in y our markets now. Are you comfortable where you are and now that you're in a larger market more fully to penetrate organically or do you think you need to continue to do more acquisitions?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Well that's a question we're always asked, always in a little bit different form. Our stance on acquisitions is entirely sort of opportunistic. And if you take a look at the number of stock count of bank sort of adjacent and within our territory, and there are very few. So we cannot sort of rely on an acquisition strategy to fuel growth. However, if a board of directors wants to sell, we'd love to be able to be at the table and talk about it.
So our focus really had to - I mean the thing that we can control is our organic growth and thus going into Boston was a really key move for us. You may recall couple of years ago we opened a similar office in Providence, that's been very successful on the commercial and the wealth management side. We don't have any retail branches. We expect the same results in Boston.

And you take a look at couple of our recent acquisitions, in the Central area and Ben Franklin. We think there is just a lot of upside potential in those markets right in our backyard. We're going to continue to look in selective markets for additional branches here and there. We'll continue to , as we have, as you know continuously over the last decade trim the branches, consolidate some branches, build some branches, we'll continue to do that.

I would anticipate then that there'll be well probably sort of closing in on opportunity for a new branch in 2014. That we'll probably will talk about in the first quarter call. So all -in-all, I mean bottom line is I think we have a lot of opportunity within and adjacent to our markets to grow organically and should an acquisition sort of present itself opportunisticly, we'd love to talk about it.
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David W. Darst
Analyst, Guggenheim Securities LLC
Okay.
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
David as you know probably - Boston, 40% of New England's GDP is in Boston. So there's certainly significant opportunity for us to capitalize on there.
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David W. Darst
Analyst, Guggenheim Securities LLC
Longer term, do you think you've built the economies of scale or you can maybe get your efficiency ratio down as you approach $10 billion. I realize all things change at that point, but...
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Yeah, we're given the brand strategy, you're never going to see an efficiency ratio in the mid-50s for us or lower. I would anticipate as we grow and especially if the interest rate in the short-end, if the interest rates go up, you're going to see our efficiency ratio improve quite nicely.

I mean we're well-positioned for the upside when that comes and our strategy has been to really focus on core relationships throughout our network. Should we want to really goose up our deposit generation, we have the distribution to do that. You've noticed our CD book is diminishing, while we could turn that around in a nanosecond if we wanted to and really generate some good growth there.

In terms of scale, I mean the key - when I talk to my fellow bankers around the country, what is often discussed these days is the scale required to have robust compliance and regulatory functions, so internal audits, compliance, full BSA departments, internal counsel. And we're at a scale where we can do all that and strengthen all those, all the processes.
So I feel pretty good about where we are there. And of course as we get bigger, there will be additional operating leverage that will come with that. And then of course, the big question of crossing the $10 billion mark is the determinant and implications. But that's a few years out.
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David W. Darst
Analyst, Guggenheim Securities LLC
Okay. Yeah. Great. Thank you.
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Operator: [Operator Instructions] The next question comes from Collyn Gilbert of KBW. Please go ahead.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.
Thanks. Good morning guys.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Good morning Collyn.
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
Collyn.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.
If you guys covered this in your comments, I apologize, but just as we look at kind of the loan yields and asset yields, I guess honing in specifically on the loan yields, they have been fairly stable. Do you expect that stability to continue and is that something that you're managing to? I know you guys are really mindful of sort of margin preservation and balance that with growth. But just trying to get a thought on how you're seeing that loan yield evolve here over the next year or so or few quarters or whatever.
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
Sure. Sure, Collyn. I wouldn't say we specifically manage to the absolute level of the loan yield. We manage to appropriate pricing on each deal that comes across. I would expect the loan yield to decline slightly heading into 2014. Certainly not nearly at the pace that we saw in 2013 or in prior years, but I wouldn't say we've reached the bottom on the loan yield.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.
Okay. Okay. And then, the assets under management that you've seen such good increases from is -- how much of that would you say is market related versus just new client related?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
The market was very good to us in 2013; no, I don't have that. We can get that to you, Collyn.

Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.
Okay.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
We can split that out. We don't have that at our fingertips.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.
Okay. Just trying to understand....
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Well, let me say this that, we also had a record origination year. We originated close to $300 million of new assets. So we have one of the key - one of the - we really had cracked the code on working with our branch bankers and our commercial bankers to expand the relationships in the wealth management by tapping a really, really good product on our investment management side and instilling a confidence in our internal folks that that unit's worthy of referrals. And so, we have a very high level of referral and the new business was close to $300 million for 2013.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.
Okay. Okay, that's helpful. That's great. And the decline in the derivative income in the quarter, was there timing associated with that or do you think that's a new level that just given the change in activity or how should we think about that business going forward?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
Well, the third quarter was an exceptional quarter for us, Collyn. And the decline in the fourth quarter, that's closer to a run rate for us - that is going to be a pretty lumpy line item, though, from quarter -to-quarter. We would expect in 2014 to see a bit of a decline in swap income, both as rates rise but also as we have more capacity for fixed rate deals on our books. We have shifted a little bit of some of those deals to being fixed rate versus swapped.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.
Okay. Okay. And then I guess the same question kind of for mortgage banking. You guys in the third quarter did seem to hold up much better than the industry, but then it fell in the fourth quarter. Is that catch -up and now is that the new level or do you think it migrates even lower from here?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
Yeah, I think we probably hit a bottom in the fourth quarter. We had $42 million of closings in the fourth quarter. We're expecting to do on average north of $50 million in 2014. So I think the fourth quarter was probably a floor in terms of mortgage banking income.

Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.
Okay. That's helpful and just housekeeping on the tax rate, what should we think about going forward for the tax rate?
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp
Well, as I mentioned in my comments, 2014, our expectation right now should we not get any new market tax credit awards, is 30%.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.
Okay. Okay. That was all I had. Thanks, guys.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Thanks, Collyn.
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Robert D. Cozzone
Chief Financial Officer and Treasurer, Independent Bank Corp

Thanks, Collyn.
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Operator: This concludes our question-and-answer session. I would like to turn the conference back over to Christopher Oddleifson for any closing remarks.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Well, thank you again everybody for your support and interest and we look forward to talking to you just after the first quarter of 2014. Have a good next few months. Bye.
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Operator: The conference is now concluded. Thank you for attending today's presentation. You may now disconnect.